UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606,USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, Massachusetts 02210

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2022
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Select (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (the Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Select  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Erika K. Maschmeyer, CFA
Lead Portfolio Manager since February 2023
Service with Fund since 2016
John L. Emerson, CFA
Portfolio Manager since 2019
Service with Fund since 2003
Effective February 10, 2023, Daniel Cole no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger Select	02/01/99	-34.83	-0.22	7.05	8.41
Russell 2500 Growth Index		-26.21	5.97	10.62	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under, or any taxes that might be associated with, your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.95% is stated in the Fund’s prospectus dated May 1, 2022, as supplemented, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy that included investing in a limited number of companies (generally 20-40). If the Fund’s current strategies had been in place for the prior periods, results shown would have been different.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2012 through December 31, 2022 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	96.2
Money Market Funds	3.5
Securities Lending Collateral	0.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	2.7
Consumer Discretionary	19.1
Consumer Staples	2.4
Energy	3.8
Financials	6.9
Health Care	19.0
Industrials	20.7
Information Technology	19.9
Materials	2.5
Real Estate	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
In December 2022, the Board of Trustees of Wanger Select determined that a reorganization of the Fund is in the best interest of the Fund and its shareholders and voted to approve an Agreement and Plan of Reorganization to reorganize the Fund with and into Wanger Acorn, another series of Wanger Advisors Trust with the same principal investment strategies and portfolio management as the Fund. Pursuant to applicable law (including the Investment Company Act of 1940) the reorganization will be implemented without shareholder approval. The reorganization is expected to occur in the second quarter of 2023 and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additional information about the reorganization has been made available to shareholders in a combined Information Statement/Prospectus that is also available at www.sec.gov.
The Fund’s performance during 2022 includes the impact of companies held by the Fund prior to changes that became effective May 1, 2022, including a significant increase in the normal number of portfolio holdings as the Fund discontinued its practice of investing in a limited number of companies (generally 20-40).
Wanger Select returned -34.83% for the 12-month period ended December 31, 2022, trailing the -26.21% return of the Fund’s primary benchmark, the Russell 2500 Growth Index for the same period.
Market overview
Global markets took a pummeling in 2022, as looser monetary policies and stimulus spending from the previous two years, came home to roost. At the start of the year, the rhetoric of the Federal Reserve (Fed) on inflation amid a tight labor market and supply chain bottlenecks had primed the market for interest rate hikes. In February 2022, the unexpected Russian invasion of Ukraine added further inflationary pressure on energy and food prices and dampened market sentiment. The Fed embarked on an interest rate-raising trajectory that extended through the year with seven interest rate raises, and by June 2022, consumer sentiment was at its lowest point in over a year.  In the second half of the year, bearish investor sentiment continued to prevail despite a rollover in energy prices and an easing in supply chain disruptions. However, in the fourth quarter, markets rebounded on more benign economic data and expectations of a Fed pivot on interest rate hikes. This bounce was however, not enough to reverse the damage of the previous nine months.
Small-cap stocks trailed large-cap stocks, and growth stocks considerably underperformed value stocks during the year because of their greater sensitivity to rising interest rates. Higher rates reduce the value of companies’ future earnings when measured in today’s dollars. Also, less economically-sensitive companies that trade at lower valuations, provide more defense in a volatile and uncertain environment. From a sector perspective, the communication services, real estate, health care, consumer discretionary and information technology sectors were the poorest performing sectors in the Russell 2500 Growth Index. While interest rates had a bearing on information technology and smaller cap names, tight labor costs had an impact on services names. Energy benefited from high inflation and was the only sector within the benchmark with positive returns for the year.
Factor correlations were turned upside down because of extreme volatility of inflation data coupled with extreme market reaction to that data. Company fundamentals were lost in the upheaval. Stocks (especially among longer duration names) suffered declines from a compression of multiples and the types of higher quality, profitable growers we seek were most severely impacted in a backdrop of rising rates. We remain focused on investing in growing companies that we believe have outstanding business models and competitive advantages. Selectively across sectors, we look for opportunities that, from a bottom-up perspective, can stand on their own and can relatively detach from the surrounding macro environment.
The Fund’s notable detractors during the period
•	Underperformance was largely driven by our holdings in the information technology and communications services sectors.
•	In the communication services sector our biggest detractor was Roblox Corp. Roblox is the world’s largest mobile gaming platform that connects independent video game developers with players. During the period, the stock was pressured by the broader weakness in growth stocks, as well as difficult comparisons to 2021 daily user growth numbers. The Fund sold its position in Roblox.
•	The Trade Desk, Inc. is a technology platform company, enabling real-time programmatic advertising designed to personalize digital content delivery to users. During the year, investors were worried about the health of the advertising
Wanger Select | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
market in a slower growth environment and a potential recession disproportionately hurting programmatic advertising. However the company had a strong fourth quarter and has a healthy guide for the first quarter of 2023, with management confident of significant improvement in advertising business going into 2023. We remain positive about The Trade Desk’s health, profitability and growth prospects.
•	SiteOne Landscape Supply, Inc. is the largest and only national wholesale distributor of landscape supplies. While the fundamentals of SiteOne remain sound, the company was impacted by broader exogenous factors including global supply chain issues, product inflation and economic uncertainty.
The Fund’s notable contributors during the period
•	Although selection within the industrials sector hurt the Fund’s performance, strong performance from capital goods company SPX Technologies, Inc helped. SPX is a supplier of highly engineered products and technologies, holding leadership positions in the HVAC and detection and measurement markets. During the period, SPX managed to deliver good results despite supply chain issues and labor constraints. This was supported by backlog demand and continuous improvement initiatives.
•	Again in the industrials sector, another capital goods name, Axon Enterprise, Inc., the manufacturers of Tasers and market leading provider of law enforcement technology including body and vehicle cameras, utilized its monopolistic position to make market expansions into judiciary, corrections, federal agency and other governmental affairs. During the year, revenue along with international contract wins and strong revenue forecasts helped to separate Axon Enterprise from an uncertain and challenging macro environment.
•	Within the information technology sector, semiconductor company Enphase Energy, Inc., a global energy management technology company that is a leading provider of solar technologies, benefited from strong performance and positive guidance that improved its long-term prospects as it expands into Europe and is strongly positioned to capitalize on growing demand for solar energy. Rising energy prices were also a tailwind as it resulted in solar energy being seen as more attractively valued.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,047.20	1,020.31	4.88	4.81	0.95
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.6%
Issuer	Shares	Value ($)
Communication Services 2.6%
Entertainment 1.6%
Take-Two Interactive Software, Inc.(a)	10,394	1,082,327
Media 1.0%
Trade Desk, Inc. (The), Class A(a)	14,717	659,763
Total Communication Services		1,742,090
Consumer Discretionary 18.4%
Auto Components 0.9%
Dorman Products, Inc.(a)	7,812	631,756
Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.(a)	15,474	976,410
Chegg, Inc.(a)	23,557	595,285
Total		1,571,695
Hotels, Restaurants & Leisure 7.2%
Churchill Downs, Inc.	7,337	1,551,262
Planet Fitness, Inc., Class A(a)	18,145	1,429,826
Wingstop, Inc.	13,217	1,818,924
Total		4,800,012
Household Durables 2.3%
Skyline Champion Corp.(a)	29,573	1,523,305
Internet & Direct Marketing Retail 1.0%
Etsy, Inc.(a)	5,442	651,843
Specialty Retail 4.7%
Five Below, Inc.(a)	10,232	1,809,734
Floor & Decor Holdings, Inc., Class A(a)	7,441	518,117
Williams-Sonoma, Inc.	7,067	812,139
Total		3,139,990
Total Consumer Discretionary		12,318,601
Consumer Staples 2.4%
Food & Staples Retailing 0.7%
BJ’s Wholesale Club Holdings, Inc.(a)	6,696	443,008
Household Products 1.7%
WD-40 Co.	7,005	1,129,276
Total Consumer Staples		1,572,284
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
Antero Resources Corp.(a)	20,497	635,202
Diamondback Energy, Inc.	6,897	943,372
Matador Resources Co.	15,714	899,469
Total		2,478,043
Total Energy		2,478,043
Financials 6.7%
Banks 1.8%
Lakeland Financial Corp.	5,273	384,771
Pinnacle Financial Partners, Inc.	10,811	793,527
Total		1,178,298
Capital Markets 3.2%
Ares Management Corp., Class A	13,980	956,791
GCM Grosvenor, Inc., Class A(b)	87,305	664,391
Houlihan Lokey, Inc., Class A	5,829	508,056
Total		2,129,238
Insurance 1.7%
Ryan Specialty Holdings, Inc., Class A(a)	27,707	1,150,118
Total Financials		4,457,654
Health Care 18.3%
Biotechnology 3.2%
Exact Sciences Corp.(a)	8,697	430,589
Insmed, Inc.(a)	22,553	450,609
Intellia Therapeutics, Inc.(a)	4,898	170,891
Natera, Inc.(a)	26,595	1,068,321
Total		2,120,410
Health Care Equipment & Supplies 3.4%
Axonics, Inc.(a)	3,387	211,789
Inspire Medical Systems, Inc.(a)	2,989	752,869
Insulet Corp.(a)	4,462	1,313,568
Total		2,278,226
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 4.4%
Amedisys, Inc.(a)	10,562	882,350
Chemed Corp.	3,801	1,940,144
P3 Health Partners, Inc., Class A(a),(b)	66,919	123,131
Total		2,945,625
Health Care Technology 0.4%
Doximity, Inc., Class A(a)	8,670	290,965
Life Sciences Tools & Services 6.9%
Bio-Techne Corp.	21,813	1,807,861
Repligen Corp.(a)	9,108	1,542,076
West Pharmaceutical Services, Inc.	5,502	1,294,896
Total		4,644,833
Total Health Care		12,280,059
Industrials 20.0%
Aerospace & Defense 2.8%
Axon Enterprise, Inc.(a)	5,767	956,919
Curtiss-Wright Corp.	5,575	930,969
Total		1,887,888
Building Products 1.3%
Simpson Manufacturing Co., Inc.	4,457	395,158
Trex Company, Inc.(a)	11,071	468,635
Total		863,793
Commercial Services & Supplies 1.2%
Rollins, Inc.	21,145	772,638
Electrical Equipment 3.6%
AMETEK, Inc.	7,463	1,042,730
Atkore, Inc.(a)	6,898	782,371
Generac Holdings, Inc.(a)	5,571	560,777
Total		2,385,878
Machinery 5.4%
Evoqua Water Technologies Corp.(a)	19,318	764,993
Ingersoll Rand, Inc.	9,783	511,162
Middleby Corp. (The)(a)	10,064	1,347,569
SPX Technologies, Inc.(a)	15,586	1,023,221
Total		3,646,945
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 3.5%
CoStar Group, Inc.(a)	19,336	1,494,286
ICF International, Inc.	8,834	875,008
Total		2,369,294
Trading Companies & Distributors 2.2%
SiteOne Landscape Supply, Inc.(a)	12,677	1,487,266
Total Industrials		13,413,702
Information Technology 19.2%
Communications Equipment 0.6%
Calix, Inc.(a)	6,399	437,884
Electronic Equipment, Instruments & Components 1.8%
CDW Corp.	6,713	1,198,807
IT Services 3.6%
Endava PLC, ADR(a)	6,092	466,038
MongoDB, Inc.(a)	6,282	1,236,549
VeriSign, Inc.(a)	3,370	692,333
Total		2,394,920
Semiconductors & Semiconductor Equipment 1.9%
Monolithic Power Systems, Inc.	2,479	876,599
Wolfspeed, Inc.(a)	5,891	406,715
Total		1,283,314
Software 11.3%
Bill.com Holdings, Inc.(a)	5,630	613,445
Crowdstrike Holdings, Inc., Class A(a)	8,841	930,869
Datadog, Inc., Class A(a)	7,913	581,606
Five9, Inc.(a)	18,211	1,235,798
HubSpot, Inc.(a)	3,080	890,520
Paycom Software, Inc.(a)	5,554	1,723,462
Sprout Social, Inc., Class A(a)	6,179	348,866
Workiva, Inc., Class A(a)	7,649	642,287
Zscaler, Inc.(a)	5,338	597,322
Total		7,564,175
Total Information Technology		12,879,100

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.4%
Chemicals 1.7%
Albemarle Corp.	2,045	443,479
Avient Corp.	20,100	678,576
Total		1,122,055
Construction Materials 0.7%
Vulcan Materials Co.	2,867	502,040
Total Materials		1,624,095
Real Estate 2.9%
Real Estate Management & Development 2.9%
Colliers International Group, Inc.	13,839	1,273,741
FirstService Corp.	5,603	686,648
Total		1,960,389
Total Real Estate		1,960,389
Total Common Stocks (Cost $72,898,184)		64,726,017

Securities Lending Collateral 0.3%
Issuer	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 4.190%(c),(d)	217,600	217,600
Total Securities Lending Collateral (Cost $217,600)		217,600

Money Market Funds 3.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(c),(e)	2,371,290	2,370,578
Total Money Market Funds (Cost $2,370,207)		2,370,578
Total Investments in Securities (Cost: $75,485,991)		67,314,195
Obligation to Return Collateral for Securities Loaned		(217,600)
Other Assets & Liabilities, Net		(112,603)
Net Assets		66,983,992

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2022. The total market value of securities on loan at December 31, 2022 was $203,567.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	1,120,250	38,240,143	(36,990,186)	371	2,370,578	(482)	37,365	2,371,290
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
In connection with Rule 2a-5 under the Investment Company Act of 1940, as amended, which became effective September 8, 2022, the Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,742,090	—	—	1,742,090
Consumer Discretionary	12,318,601	—	—	12,318,601
Consumer Staples	1,572,284	—	—	1,572,284
Energy	2,478,043	—	—	2,478,043
Financials	4,457,654	—	—	4,457,654
Health Care	12,280,059	—	—	12,280,059
Industrials	13,413,702	—	—	13,413,702
Information Technology	12,879,100	—	—	12,879,100
Materials	1,624,095	—	—	1,624,095
Real Estate	1,960,389	—	—	1,960,389
Total Common Stocks	64,726,017	—	—	64,726,017
Securities Lending Collateral	217,600	—	—	217,600
Money Market Funds	2,370,578	—	—	2,370,578
Total Investments in Securities	67,314,195	—	—	67,314,195
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $73,115,784)	$64,943,617
Affiliated issuers (cost $2,370,207)	2,370,578
Receivable for:
Capital shares sold	31,356
Dividends	26,280
Securities lending income	1,217
Foreign tax reclaims	321
Expense reimbursement due from Investment Manager	331
Prepaid expenses	2,310
Total assets	67,376,010
Liabilities
Due upon return of securities on loan	217,600
Payable for:
Capital shares purchased	31,520
Investment advisory fee	1,367
Service fees	25,966
Administration fees	92
Trustees’ fees	57,626
Compensation of chief compliance officer	209
Audit fees	29,500
Printing and Postage fees	23,625
Other expenses	4,513
Total liabilities	392,018
Net assets applicable to outstanding capital stock	$66,983,992
Represented by
Paid in capital	103,058,306
Total distributable earnings (loss)	(36,074,314)
Total - representing net assets applicable to outstanding capital stock	$66,983,992
Shares outstanding	10,781,888
Net asset value per share	6.21
* Includes the value of securities on loan	203,567
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$400,415
Dividends — affiliated issuers	37,365
Income from securities lending — net	15,272
Foreign taxes withheld	(1,095)
Total income	451,957
Expenses:
Investment advisory fee	586,510
Service fees	138,070
Administration fees	38,437
Trustees’ fees(a)	(20,206)
Custodian fees	5,999
Printing and postage fees	78,580
Audit fees	30,722
Legal fees	14,022
Compensation of chief compliance officer	406
Other	13,145
Total expenses	885,685
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(114,218)
Advisory fee waiver	(58,801)
Total net expenses	712,666
Net investment loss	(260,709)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(27,623,682)
Investments — affiliated issuers	(482)
Foreign currency translations	143
Net realized loss	(27,624,021)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,544,760)
Investments — affiliated issuers	371
Net change in unrealized appreciation (depreciation)	(10,544,389)
Net realized and unrealized loss	(38,168,410)
Net decrease in net assets resulting from operations	$(38,429,119)

(a)	Includes Trustees’ fees deferred during the current period as well as any gains or (losses) on the Trustees’ deferred compensation balances as a result of market fluctuations of $(28,761).
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(260,709)	$(917,233)
Net realized gain (loss)	(27,624,021)	38,519,405
Net change in unrealized appreciation (depreciation)	(10,544,389)	(30,168,545)
Net increase (decrease) in net assets resulting from operations	(38,429,119)	7,433,627
Distributions to shareholders
Net investment income and net realized gains	(37,837,065)	(13,070,321)
Total distributions to shareholders	(37,837,065)	(13,070,321)
Increase (decrease) in net assets from capital stock activity	30,213,517	(2,978,008)
Total decrease in net assets	(46,052,667)	(8,614,702)
Net assets at beginning of year	113,036,659	121,651,361
Net assets at end of year	$66,983,992	$113,036,659

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	247,882	2,521,403	92,636	1,902,600
Distributions reinvested	5,724,216	37,837,065	679,684	13,070,321
Redemptions	(1,045,643)	(10,144,951)	(875,762)	(17,950,929)
Total net increase (decrease)	4,926,455	30,213,517	(103,442)	(2,978,008)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$19.30	$20.42	$18.29	$16.32	$20.84
Income from investment operations:
Net investment income (loss)	(0.03)	(0.15)	(0.09)	(0.02)	0.07
Net realized and unrealized gain (loss)	(6.28)	1.33	4.44	4.48	(2.15)
Total from investment operations	(6.31)	1.18	4.35	4.46	(2.08)
Less distributions to shareholders from:
Net investment income	—	—	(0.14)	(0.02)	(0.04)
Net realized gains	(6.78)	(2.30)	(2.08)	(2.47)	(2.40)
Total distributions to shareholders	(6.78)	(2.30)	(2.22)	(2.49)	(2.44)
Net asset value, end of period	$6.21	$19.30	$20.42	$18.29	$16.32
Total return(a)	(34.83%)	5.83%	26.65%	29.30%	(12.41%)
Ratios to average net assets
Total gross expenses(b)	1.15%(c)	1.15%	1.16%(d)	1.15%	1.10%
Total net expenses(b)	0.93%(c)	0.89%	0.89%(d)	0.88%	0.78%
Net investment income (loss)	(0.34)%	(0.75)%	(0.54)%	(0.14)%	0.34%
Supplemental data
Portfolio turnover	104%	119%	109%	152%	66%
Net assets, end of period (in thousands)	$66,984	$113,037	$121,651	$116,679	$106,469

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.04%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger Select | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2022, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2022:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Select
Securities lending transactions
Equity securities	$203,567	$—	$—	$—	$203,567
Gross amount of recognized liabilities for securities lending (collateral received)					217,600
Amounts due to counterparty in the event of default					$14,033
Wanger Select | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	217,600
Total Liabilities	217,600
Total Financial and Derivative Net Assets	(217,600)
Financial Instruments	203,567
Net Amount (a)	(14,033)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
18	Wanger Select | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%
Through April 30, 2022, CWAM had contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceeded the contractual expense cap described below under Other expenses waived/reimbursed by the Investment Manager and its affiliates, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, was used to calculate the Fund’s total expenses.
Wanger Select | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which became effective May 1, 2022, is included in the table above. Prior to May 1, 2022, the advisory fee was equal to a percentage of the Fund’s average daily net assets equal to 0.80% on the first $500 million and 0.78% for $500 million and over.
For the year ended December 31, 2022, the effective investment advisory fee rate, net of fee waivers, was 0.69% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2022, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
20	Wanger Select | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Effective May 1, 2022 through April 30, 2023, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 0.95% of the Fund’s average daily net assets. This agreement may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2023. Prior to May 1, 2022, CWAM had contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), inclusive of net advisory fees, did not exceed the annual rate of 0.89% of the Fund’s average daily net assets.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification and excess distributions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
291,639	22,829	(314,468)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,144,963	18,692,102	37,837,065	3,603,617	9,466,704	13,070,321
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(26,841,947)	(9,175,020)
Wanger Select | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
76,489,215	2,579,338	(11,754,358)	(9,175,020)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(24,869,083)	(1,972,864)	(26,841,947)	—
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $79,874,945 and $89,041,759, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
22	Wanger Select | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems,
Wanger Select | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, two unaffiliated shareholders of record owned 87.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
In December 2022, the Board of Trustees approved an Agreement and Plan of Reorganization to reorganize the Fund with and into Wanger Acorn. Pursuant to applicable law (including the 1940 Act) the reorganization will be implemented without shareholder approval. The reorganization is expected to occur in the second quarter of 2023 and is expected to be a tax-free reorganization for U.S. federal income tax purposes.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Wanger Select | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
Wanger Select | Annual Report 2022	25

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Dividends received deduction
1.09%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 Board of Trustees and Management of Wanger
Advisors Trust
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 74	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
26	Wanger Select | Annual Report 2022

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Independent trustees  (continued)
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Margaret M. Eisen, 69	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (6 series).
John C. Heaton, 63	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne F. Lob, 68	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 66	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 69, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 88 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.
Wanger Select | Annual Report 2022	27

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	Co-President and Principal Executive Officer	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; Trustee, President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Board of Governors, CWAM since January 2022; Director, Ameriprise Trust Company since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018.
Joseph Beranek, 57	Assistant Treasurer	2022	Vice President - Mutual Fund Accounting and Financial Reporting, Columbia Management, since December 2018 and March 2017, respectively (previously Vice President - Pricing and Corporate Actions, May 2010-March 2017); Treasurer and Chief Accounting Officer of Columbia Funds since 2019.
James Chapman, 52	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2018; partner, TDKY Advisors, September 2017-July 2018; portfolio manager and analyst, GMO LLC, November 2009-June 2017.
Michael G. Clarke, 52	Treasurer and Principal Accounting and Financial Officer	2004	Senior Vice President - Head of Global Operations since February 2022, Vice President - Co-Head of Global Operations from June 2019 to January 2022, Vice President - Mutual Fund Accounting & Administration Services, Columbia Management from May 2010 to May 2019; Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 47	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Tae Han (Simon) Kim, 42	Vice President	2018	Director of International Research, CWAM since 2020; portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 55	Co-President	2011	Internaional Team Head, CWAM since 2020; portfolio manager and/or analyst, CWAM or its predecessors since 2001; President, Columbia Acorn Trust and Wanger Advisors Trust, April 2021-July 2022 and Co-President, Columbia Acorn Trust and Wanger Advisors Trust, September 2020-April 2021; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 52	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 51	Assistant Secretary and Chief Legal Officer	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); Senior Vice President and Chief Legal Officer since 2017, and Secretary, Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 41	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Thomas P. McGuire, 49	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, September 2010-September 2020.
Sebastien Pigeon, 50	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2015.
Marybeth Pilat, 53	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017; Director - Fund Administration, Calvert Investments, August 2015-March 2017.
28	Wanger Select | Annual Report 2022

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers  (continued)
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Julian Quero, 55	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 47	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Hans F. Stege, 38	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2017; prior thereto, analyst, Copia Capital.
Zoe Tan, 37	Vice President	2021	Portfolio manager and/or analyst, CWAM, since 2018; senior analyst, Driehaus Capital Management, January 2014-June 2017.
Linda Roth, 52	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.
Wanger Select | Annual Report 2022	29

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Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC.
ANN7067_12_B01_(02/23)

Annual Report
December 31, 2022
Wanger Acorn
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Acorn (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (the Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Acorn  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Erika K. Maschmeyer, CFA
Lead Portfolio Manager since February 2023
Service with the Fund since 2016
John L. Emerson, CFA
Portfolio Manager since 2021
Service with the Fund since 2003
Effective February 10, 2023, Daniel Cole no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger Acorn	05/03/95	-33.46	3.06	8.21	10.21
Russell 2500 Growth Index		-26.21	5.97	10.62	-
Russell 2000 Growth Index		-26.36	3.51	9.20	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under, or any taxes that might be associated with, your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.95% is stated as of the Fund’s prospectus dated May 1, 2022, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Effective May 1, 2022, the Fund increased the market capitalization range of the companies in which it invests a majority of its assets and began comparing its performance to that of the Russell 2500 Growth Index. The Investment Manager believes that the Russell 2500 Growth Index provides a more appropriate comparison than the Russell 2000 Growth Index for investors measuring the Fund’s relative performance. Information on both the Russell 2000 Growth Index and the Russell 2500 Growth Index will be shown for a one-year transition period. The Fund’s performance prior to May 1, 2022 reflects returns achieved pursuant to a strategy with a different market capitalization limit on the companies in which the Fund invests a majority of its assets. If the Fund’s current strategies had been in place for the prior periods, results shown would have been different.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Acorn | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
This graph compares the results of $10,000 invested in Wanger Acorn on December 31, 2012 through December 31, 2022 to the Russell 2000 Growth Index and the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2022)
Common Stocks	96.4
Money Market Funds	3.1
Securities Lending Collateral	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	2.7
Consumer Discretionary	19.0
Consumer Staples	2.4
Energy	3.8
Financials	6.9
Health Care	19.1
Industrials	20.7
Information Technology	19.9
Materials	2.5
Real Estate	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Acorn | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
Wanger Acorn returned -33.46% for the 12-month period ended December 31, 2022, trailing the -26.21% return of the Fund’s primary benchmark, the Russell 2500 Growth Index. The Russell 2000 Growth Index, the Fund’s former primary benchmark, returned -26.36% for the same period.
The Fund’s performance during 2022 includes the impact of companies held by the Fund prior to changes that became effective May 1, 2022, including an increase in the limit on the Fund’s foreign investment, an increase in the market capitalization range of the companies in which the Fund invests a majority of its assets and a corresponding change in the Fund’s primary benchmark.
Market overview
In 2022, global markets took a pummeling, as looser monetary policies and stimulus spending from the previous two years came home to roost. At the start of the year, the rhetoric of the U.S. Federal Reserve (Fed) on inflation amid a tight labor market and supply chain bottlenecks had primed the market for interest rate hikes. The Russian invasion of Ukraine in February 2022 added further inflationary pressure on energy and food prices, dampening market sentiment. The Fed subsequently embarked on an interest rate-raising trajectory that extended through the year with seven interest rate raises, resulting in, by June 2022, consumer sentiment reaching its lowest point in over a year. Following this, bearish investor sentiment continued to prevail despite a rollover in energy prices and an easing in supply chain disruptions. Markets rebounded in the fourth quarter on more benign economic data and expectations of a Fed pivot on interest rate hikes. Unfortunately, this was not substantial enough to reverse the damage of the previous nine months.
Small-cap stocks trailed large-cap stocks, and growth stocks considerably underperformed value stocks during the year due to their greater sensitivity to rising interest rates. In other words, higher rates reduce the value of companies’ future earnings when measured in today’s dollars. Also, less economically-sensitive companies that trade at lower valuations provide more defense in a volatile and uncertain environment. From a sector perspective, the poorest-performing sectors of the Russell 2500 Growth Index were the communication services, real estate, health care, consumer discretionary and information technology sectors. While interest rates had a bearing on information technology and smaller cap names, tight labor costs had an impact on services names. Energy benefited from high inflation, the only sector within the benchmark with positive returns for the year.
Factor correlations were skewed because of extreme volatility of inflation data, coupled with extreme market reaction to that data. Company fundamentals were additionally lost in the upheaval. Stocks, especially among longer duration names, suffered declines from a compression of multiples and the types of higher quality, profitable growers we seek were most severely impacted in a backdrop of rising rates. In response, we remain focused on investing in growing companies that we believe have outstanding business models and competitive advantages. We are selective across sectors, looking for opportunities that, from a bottom-up perspective, have the ability to stand on their own and relatively detach from the surrounding macro environment.
The Fund’s notable detractors during the period
•	Stock selection in the information technology sector was the biggest detractor to the Fund’s returns. Within the sector, Kornit Digital Ltd., an Israeli-American international company that manufactures, markets and services a range of digital printing applications for the textile industry, was the most significant individual detractor. Prior to 2022, Kornit benefited from several years of robust demand for its equipment as customers scrambled to meet sky-rocketing demand from end-customers. However, the re-calibration of e-commerce growth in a post-COVID scenario coupled with macro headwinds resulted in a greater-than-expected pause in demand. The Fund sold its position in Kornit.
•	SiteOne Landscape Supply, Inc. is the largest and only national wholesale distributor of landscape supplies. While the fundamentals of SiteOne remain sound, the company was impacted by broader exogenous factors including global supply chain issues, product inflation and economic uncertainty.
•	Amedisys, Inc. is a leading provider of home health, hospice and personal care. During the year, the U.S. Centers for Medicaid & Medicare Services (CMS) proposed new reimbursement guidelines for home health services, adding to an increasingly complex backdrop for the home health sector. The proposed adjustment was at the lower end of investor expectations. This caused angst over future potential EBITDA (earnings before interest, taxes, depreciation and
Wanger Acorn | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
amortization) revisions and earnings forecasts for the company. We believe, however, that long term demand will remain robust as home health, hospice and personal care providers will benefit from several mega trends including an aging U.S. population, technology allowing for the decentralized delivery of health care and the home as the cheapest setting of care.
The Fund’s notable contributors during the period
•	Our overweight in the industrials sector was a positive, helped by names like CoStar Group, Inc., Wingstop, Inc. and Axon Enterprise, Inc.
•	CoStar Group is a company that provides commercial real estate information, analytics, and online marketplaces. The company’s top three products (CoStar, Apartments.com and LoopNet) had strong sales growth based off consistent, subscription based recurring revenues that beat expectations. CoStar has done a good job of articulating its strategy for moving into the residential marketplace business. Improving multi-family market conditions also provided tailwinds during the year.
•	Stock selection in the consumer discretionary sector was the largest positive contributor, much of which is attributable to Wingstop, Inc., a multinational chain of restaurants specializing in chicken wings. Following a temporary slower COVID period, Wingstop boosted Fund performance with re-accelerating sales as customers began to re-prioritize going out to restaurants.
•	In the industrials sector, Axon Enterprise, the manufacturer of Tasers and market leading provider of law enforcement technology including body and vehicle cameras, utilized its monopolistic position to make market expansions into judiciary, corrections, federal agency and other governmental affairs. Revenue, along with international contract wins and strong revenue forecasts helped to separate Axon Enterprise from an uncertain and challenging macro environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to the report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Acorn | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Acorn (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Acorn	1,000.00	1,000.00	1,044.80	1,020.31	4.87	4.81	0.95
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Acorn | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.8%
Issuer	Shares	Value ($)
Communication Services 2.6%
Entertainment 1.6%
Take-Two Interactive Software, Inc.(a)	64,901	6,758,141
Media 1.0%
Trade Desk, Inc. (The), Class A(a)	91,892	4,119,519
Total Communication Services		10,877,660
Consumer Discretionary 18.4%
Auto Components 0.9%
Dorman Products, Inc.(a)	48,777	3,944,596
Diversified Consumer Services 2.3%
Bright Horizons Family Solutions, Inc.(a)	96,618	6,096,596
Chegg, Inc.(a)	147,090	3,716,964
Total		9,813,560
Hotels, Restaurants & Leisure 7.2%
Churchill Downs, Inc.	45,814	9,686,454
Planet Fitness, Inc., Class A(a)	113,300	8,928,040
Wingstop, Inc.	82,529	11,357,641
Total		29,972,135
Household Durables 2.3%
Skyline Champion Corp.(a)	184,655	9,511,579
Internet & Direct Marketing Retail 1.0%
Etsy, Inc.(a)	33,977	4,069,765
Specialty Retail 4.7%
Five Below, Inc.(a)	63,891	11,300,401
Floor & Decor Holdings, Inc., Class A(a)	46,462	3,235,149
Williams-Sonoma, Inc.	44,126	5,070,960
Total		19,606,510
Total Consumer Discretionary		76,918,145
Consumer Staples 2.4%
Food & Staples Retailing 0.7%
BJ’s Wholesale Club Holdings, Inc.(a)	41,811	2,766,216
Household Products 1.7%
WD-40 Co.	43,737	7,050,842
Total Consumer Staples		9,817,058
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
Antero Resources Corp.(a)	127,986	3,966,286
Diamondback Energy, Inc.	43,068	5,890,841
Matador Resources Co.	98,116	5,616,160
Total		15,473,287
Total Energy		15,473,287
Financials 6.7%
Banks 1.8%
Lakeland Financial Corp.	32,922	2,402,318
Pinnacle Financial Partners, Inc.	67,506	4,954,941
Total		7,357,259
Capital Markets 3.2%
Ares Management Corp., Class A	87,291	5,974,196
GCM Grosvenor, Inc., Class A(b)	545,132	4,148,454
Houlihan Lokey, Inc., Class A	36,399	3,172,537
Total		13,295,187
Insurance 1.7%
Ryan Specialty Holdings, Inc., Class A(a)	173,001	7,181,272
Total Financials		27,833,718
Health Care 18.5%
Biotechnology 3.2%
Exact Sciences Corp.(a)	54,306	2,688,690
Insmed, Inc.(a)	140,821	2,813,604
Intellia Therapeutics, Inc.(a)	30,586	1,067,145
Natera, Inc.(a)	166,059	6,670,590
Total		13,240,029
Health Care Equipment & Supplies 3.4%
Axonics, Inc.(a)	21,288	1,331,139
Inspire Medical Systems, Inc.(a)	18,664	4,701,088
Insulet Corp.(a)	27,862	8,202,294
Total		14,234,521
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Acorn | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 4.4%
Amedisys, Inc.(a)	65,948	5,509,296
Chemed Corp.	23,731	12,113,014
P3 Health Partners, Inc., Class A(a),(b)	417,843	768,831
Total		18,391,141
Health Care Technology 0.4%
Doximity, Inc., Class A(a)	54,135	1,816,771
Life Sciences Tools & Services 7.1%
Bio-Techne Corp.	136,201	11,288,339
DNA Script(a),(c),(d),(e)	2,550	793,809
Repligen Corp.(a)	56,871	9,628,829
West Pharmaceutical Services, Inc.	34,352	8,084,743
Total		29,795,720
Total Health Care		77,478,182
Industrials 20.0%
Aerospace & Defense 2.8%
Axon Enterprise, Inc.(a)	36,012	5,975,471
Curtiss-Wright Corp.	34,808	5,812,588
Total		11,788,059
Building Products 1.3%
Simpson Manufacturing Co., Inc.	27,828	2,467,231
Trex Company, Inc.(a)	69,125	2,926,061
Total		5,393,292
Commercial Services & Supplies 1.2%
Rollins, Inc.	132,032	4,824,449
Electrical Equipment 3.6%
AMETEK, Inc.	46,601	6,511,092
Atkore, Inc.(a)	43,072	4,885,226
Generac Holdings, Inc.(a)	34,784	3,501,357
Total		14,897,675
Machinery 5.4%
Evoqua Water Technologies Corp.(a)	120,623	4,776,671
Ingersoll Rand, Inc.	61,086	3,191,743
Middleby Corp. (The)(a)	62,842	8,414,544
SPX Technologies, Inc.(a)	97,316	6,388,795
Total		22,771,753
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 3.5%
CoStar Group, Inc.(a)	120,731	9,330,092
ICF International, Inc.	55,157	5,463,301
Total		14,793,393
Trading Companies & Distributors 2.2%
SiteOne Landscape Supply, Inc.(a)	79,152	9,286,113
Total Industrials		83,754,734
Information Technology 19.2%
Communications Equipment 0.6%
Calix, Inc.(a)	39,957	2,734,258
Electronic Equipment, Instruments & Components 1.8%
CDW Corp.	41,916	7,485,359
IT Services 3.6%
Endava PLC, ADR(a)	38,039	2,909,983
MongoDB, Inc.(a)	39,227	7,721,443
VeriSign, Inc.(a)	21,041	4,322,663
Total		14,954,089
Semiconductors & Semiconductor Equipment 1.9%
Monolithic Power Systems, Inc.	15,478	5,473,176
Wolfspeed, Inc.(a)	36,786	2,539,705
Total		8,012,881
Software 11.3%
Bill.com Holdings, Inc.(a)	35,156	3,830,598
Crowdstrike Holdings, Inc., Class A(a)	55,205	5,812,534
Datadog, Inc., Class A(a)	49,408	3,631,488
Five9, Inc.(a)	113,706	7,716,089
HubSpot, Inc.(a)	19,231	5,560,259
Paycom Software, Inc.(a)	34,679	10,761,241
Sprout Social, Inc., Class A(a)	38,581	2,178,283
Workiva, Inc., Class A(a)	47,760	4,010,407
Zscaler, Inc.(a)	33,330	3,729,627
Total		47,230,526
Total Information Technology		80,417,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.4%
Chemicals 1.7%
Albemarle Corp.	12,768	2,768,869
Avient Corp.	125,503	4,236,981
Total		7,005,850
Construction Materials 0.7%
Vulcan Materials Co.	17,904	3,135,169
Total Materials		10,141,019
Real Estate 2.9%
Real Estate Management & Development 2.9%
Colliers International Group, Inc.	86,411	7,953,269
FirstService Corp.	34,984	4,287,289
Total		12,240,558
Total Real Estate		12,240,558
Total Common Stocks (Cost $405,277,359)		404,951,474

Securities Lending Collateral 0.5%
Issuer	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 4.190%(f),(g)	1,935,800	1,935,800
Total Securities Lending Collateral (Cost $1,935,800)		1,935,800

Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(f),(h)	13,130,450	13,126,511
Total Money Market Funds (Cost $13,124,683)		13,126,511
Total Investments in Securities (Cost: $420,337,842)		420,013,785
Obligation to Return Collateral for Securities Loaned		(1,935,800)
Other Assets & Liabilities, Net		64,164
Net Assets		418,142,149

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	All or a portion of this security was on loan at December 31, 2022. The total market value of securities on loan at December 31, 2022 was $1,818,511.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2022, the total value of these securities amounted to $793,809, which represents 0.19% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At December 31, 2022, the total market value of these securities amounted to $793,809, which represents 0.19% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
DNA Script	10/01/2021	2,550	2,223,535	793,809

(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(g)	Investment made with cash collateral received from securities lending activity.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	28,253,542	272,483,495	(287,613,601)	3,075	13,126,511	(1,945)	209,138	13,130,450
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Acorn | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
In connection with Rule 2a-5 under the Investment Company Act of 1940, as amended, which became effective September 8, 2022, the Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,877,660	—	—	10,877,660
Consumer Discretionary	76,918,145	—	—	76,918,145
Consumer Staples	9,817,058	—	—	9,817,058
Energy	15,473,287	—	—	15,473,287
Financials	27,833,718	—	—	27,833,718
Health Care	76,684,373	—	793,809	77,478,182
Industrials	83,754,734	—	—	83,754,734
Information Technology	80,417,113	—	—	80,417,113
Materials	10,141,019	—	—	10,141,019
Real Estate	12,240,558	—	—	12,240,558
Total Common Stocks	404,157,665	—	793,809	404,951,474
Securities Lending Collateral	1,935,800	—	—	1,935,800
Money Market Funds	13,126,511	—	—	13,126,511
Total Investments in Securities	419,219,976	—	793,809	420,013,785
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $407,213,159)	$406,887,274
Affiliated issuers (cost $13,124,683)	13,126,511
Receivable for:
Capital shares sold	322,585
Dividends	155,810
Securities lending income	8,376
Foreign tax reclaims	6,948
Prepaid expenses	14,763
Total assets	420,522,267
Liabilities
Due upon return of securities on loan	1,935,800
Payable for:
Capital shares purchased	55,648
Investment advisory fee	8,532
Service fees	66,450
Administration fees	577
Trustees’ fees(a)	244,934
Compensation of chief compliance officer	1,314
Other expenses	66,863
Total liabilities	2,380,118
Net assets applicable to outstanding capital stock	$418,142,149
Represented by
Paid in capital	509,675,562
Total distributable earnings (loss)	(91,533,413)
Total - representing net assets applicable to outstanding capital stock	$418,142,149
Shares outstanding	38,169,952
Net asset value per share	10.95
* Includes the value of securities on loan	1,818,511

(a)	Includes Trustees’ fees deferred as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations of $243,182. Prior to January 1, 2022, the Trustees’ deferred fees were presented separately.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Acorn | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$2,631,695
Dividends — affiliated issuers	209,138
Income from securities lending — net	138,374
Foreign taxes withheld	(7,891)
Total income	2,971,316
Expenses:
Investment advisory fee	3,827,433
Service fees	527,421
Administration fees	242,230
Trustees’ fees(a)	(8,518)
Custodian fees	8,725
Printing and postage fees	136,708
Audit fees	30,722
Legal fees	89,080
Compensation of chief compliance officer	2,518
Other	42,193
Total expenses	4,898,512
Net investment loss	(1,927,196)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(91,530,872)
Investments — affiliated issuers	(1,945)
Foreign currency translations	(428)
Net realized loss	(91,533,245)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(131,694,331)
Investments — affiliated issuers	3,075
Foreign currency translations	(1)
Net change in unrealized appreciation (depreciation)	(131,691,257)
Net realized and unrealized loss	(223,224,502)
Net decrease in net assets resulting from operations	$(225,151,698)

(a)	Includes Trustees’ fees deferred during the current period as well as any gains or (losses) on the Trustees’ deferred compensation balances as a result of market fluctuations of $(62,006).
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment loss	$(1,927,196)	$(5,118,895)
Net realized gain (loss)	(91,533,245)	183,970,845
Net change in unrealized appreciation (depreciation)	(131,691,257)	(115,820,262)
Net increase (decrease) in net assets resulting from operations	(225,151,698)	63,031,688
Distributions to shareholders
Net investment income and net realized gains	(169,551,478)	(28,687,811)
Total distributions to shareholders	(169,551,478)	(28,687,811)
Increase (decrease) in net assets from capital stock activity	127,291,724	(57,132,932)
Total decrease in net assets	(267,411,452)	(22,789,055)
Net assets at beginning of year	685,553,601	708,342,656
Net assets at end of year	$418,142,149	$685,553,601

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	709,236	10,684,583	441,420	11,645,845
Distributions reinvested	14,516,393	169,551,478	1,127,646	28,687,811
Redemptions	(3,685,184)	(52,944,337)	(3,703,083)	(97,466,588)
Total net increase (decrease)	11,540,445	127,291,724	(2,134,017)	(57,132,932)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Acorn | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$25.74	$24.63	$22.26	$20.70	$26.74
Income from investment operations:
Net investment income (loss)	(0.06)	(0.19)	(0.12)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(8.14)	2.36	4.78	5.93	0.75
Total from investment operations	(8.20)	2.17	4.66	5.91	0.73
Less distributions to shareholders from:
Net investment income	—	(0.20)	—	(0.07)	(0.03)
Net realized gains	(6.59)	(0.86)	(2.29)	(4.28)	(6.74)
Total distributions to shareholders	(6.59)	(1.06)	(2.29)	(4.35)	(6.77)
Net asset value, end of period	$10.95	$25.74	$24.63	$22.26	$20.70
Total return	(33.46%)	8.90%	24.23%	31.10%(a)	(1.46%)(a)
Ratios to average net assets
Total gross expenses(b)	1.01%(c)	1.08%	1.10%	1.09%	1.05%
Total net expenses(b)	1.01%(c)	1.08%	1.10%	1.06%	1.00%
Net investment loss	(0.40)%	(0.71)%	(0.61)%	(0.08)%	(0.09)%
Supplemental data
Portfolio turnover	119%	70%	92%	90%	81%
Net assets, end of period (in thousands)	$418,142	$685,554	$708,343	$666,953	$581,991

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Acorn | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Wanger Acorn (formerly known as Wanger USA) (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Effective May 1, 2022, Wanger USA was renamed Wanger Acorn.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger Acorn | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2022, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2022:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Acorn
Securities lending transactions
Equity securities	$1,818,511	$—	$—	$—	$1,818,511
Gross amount of recognized liabilities for securities lending (collateral received)					1,935,800
Amounts due to counterparty in the event of default					$117,289
Wanger Acorn | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2022:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	1,935,800
Total Liabilities	1,935,800
Total Financial and Derivative Net Assets	(1,935,800)
Financial Instruments	1,818,511
Net Amount (a)	(117,289)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
18	Wanger Acorn | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%
In February 2022, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which became effective May 1, 2022, is included in the table above. Prior to May 1, 2022, the advisory fee was equal to a percentage of the Fund’s average daily net assets equal to 0.94% on the first $100 million, 0.89% from $100 million to $250 million, 0.84% from $250 million to $2 billion and 0.80% for $2 billion and over.
For the year ended December 31, 2022, the effective investment advisory fee rate was 0.79% of the Fund’s average daily net assets.
Wanger Acorn | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2022, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2023, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the
20	Wanger Acorn | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
annual rate of 1.09% of the Fund’s average daily net assets. This agreement is an extension of the arrangement that was previously in place through April 30, 2022. It may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2023.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, investments in partnerships and/or grantor trusts, net operating loss reclassification, excess distributions and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,054,227	2,057,450	(4,111,677)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
22,725,689	146,825,789	169,551,478	22,099,923	6,587,888	28,687,811
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(87,085,291)	(4,204,940)
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
424,218,725	51,633,750	(55,838,690)	(4,204,940)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(87,085,291)	—	(87,085,291)	—
Wanger Acorn | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $567,732,480 and $596,753,506, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general,
22	Wanger Acorn | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, two unaffiliated shareholders of record owned 33.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Wanger Acorn | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Wanger Acorn | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Acorn
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Acorn (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
Wanger Acorn | Annual Report 2022	25

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Dividends received deduction
8.98%
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 Board of Trustees and Management of Wanger
Advisors Trust
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 74	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
26	Wanger Acorn | Annual Report 2022

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Independent trustees  (continued)
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Margaret M. Eisen, 69	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (6 series).
John C. Heaton, 63	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne F. Lob, 68	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 66	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 69, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 88 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.
Wanger Acorn | Annual Report 2022	27

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	Co-President and Principal Executive Officer	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; Trustee, President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Board of Governors, CWAM since January 2022; Director, Ameriprise Trust Company since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018.
Joseph Beranek, 57	Assistant Treasurer	2022	Vice President - Mutual Fund Accounting and Financial Reporting, Columbia Management, since December 2018 and March 2017, respectively (previously Vice President - Pricing and Corporate Actions, May 2010-March 2017); Treasurer and Chief Accounting Officer of Columbia Funds since 2019.
James Chapman, 52	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2018; partner, TDKY Advisors, September 2017-July 2018; portfolio manager and analyst, GMO LLC, November 2009-June 2017.
Michael G. Clarke, 52	Treasurer and Principal Accounting and Financial Officer	2004	Senior Vice President - Head of Global Operations since February 2022, Vice President - Co-Head of Global Operations from June 2019 to January 2022, Vice President - Mutual Fund Accounting & Administration Services, Columbia Management from May 2010 to May 2019; Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 47	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Tae Han (Simon) Kim, 42	Vice President	2018	Director of International Research, CWAM since 2020; portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 55	Co-President	2011	Internaional Team Head, CWAM since 2020; portfolio manager and/or analyst, CWAM or its predecessors since 2001; President, Columbia Acorn Trust and Wanger Advisors Trust, April 2021-July 2022 and Co-President, Columbia Acorn Trust and Wanger Advisors Trust, September 2020-April 2021; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 52	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 51	Assistant Secretary and Chief Legal Officer	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); Senior Vice President and Chief Legal Officer since 2017, and Secretary, Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 41	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Thomas P. McGuire, 49	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, September 2010-September 2020.
Sebastien Pigeon, 50	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2015.
Marybeth Pilat, 53	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017; Director - Fund Administration, Calvert Investments, August 2015-March 2017.
28	Wanger Acorn | Annual Report 2022

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers  (continued)
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Julian Quero, 55	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 47	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Hans F. Stege, 38	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2017; prior thereto, analyst, Copia Capital.
Zoe Tan, 37	Vice President	2021	Portfolio manager and/or analyst, CWAM, since 2018; senior analyst, Driehaus Capital Management, January 2014-June 2017.
Linda Roth, 52	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.
Wanger Acorn | Annual Report 2022	29

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Wanger Acorn
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC.
ANN7064_12_B01_(02/23)

Annual Report
December 31, 2022
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger International (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (the Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger International  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
James Chapman, CFA
Co-Portfolio Manager since 2020
Service with Fund since 2018
Zoe Tan, CFA
Co-Portfolio Manager since 2020
Service with Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2022)
	Inception	1 Year	5 Years	10 Years	Life of Fund
Wanger International	05/03/95	-33.84	-0.78	3.97	9.78
MSCI ACWI ex USA Small Cap Growth Index (Net)		-26.09	0.76	5.35	-
MSCI ACWI ex USA Small Cap Index (Net)		-19.97	0.67	5.24	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under, or any taxes that might be associated with, your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.20% is stated as of the Fund’s prospectus dated May 1, 2022, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small-cap securities exhibiting overall growth style characteristics across 22 of 23 developed markets countries (excluding the United States) and 24 emerging market countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2012 — December 31, 2022)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2012 through December 31, 2022 to the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Equity sector breakdown (%) (at December 31, 2022)
Communication Services	6.5
Consumer Discretionary	5.7
Consumer Staples	2.7
Financials	5.2
Health Care	22.7
Industrials	29.1
Information Technology	19.6
Materials	4.2
Real Estate	4.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2022)
Australia	7.4
Brazil	1.0
Canada	2.7
China	1.1
Denmark	3.0
Finland	1.7
France	1.5
Germany	7.2
Italy	3.8
Japan	15.3
Country breakdown (%) (at December 31, 2022)
Mexico	2.1
Netherlands	4.0
New Zealand	2.0
South Korea	4.2
Sweden	9.4
Switzerland	5.0
Taiwan	5.6
United Kingdom	17.9
United States(a)	3.8
Vietnam	1.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Wanger International | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
Wanger International returned -33.84% for the 12-month period ended December 31, 2022, underperforming the -26.09% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net). The MSCI ACWI ex USA Small Cap Index (Net) returned -19.97% for the same period.
Market overview
In 2022, international equities experienced steep declines in a reversal of the previous year’s robust return trajectory. Geopolitical headwinds, high inflation levels and hawkish global central bank responses underscored the period. At the start of the year, our more positive outlook was quickly dampened by Russia’s unexpected invasion of Ukraine, which exacerbated the still lingering COVID-era effects of a tight labor market, high commodity and food prices, and supply chain disruptions. Global central banks pivoted towards monetary tightening and by the start of the second half of the year, fears of a recession were at a peak. This was particularly true for Europe, where uncertainty over gas supplies for the impending winter combined with a weak Euro and weighed on investor sentiment. However, in the fourth quarter, more benign inflation data, easing energy supplies in Europe and a China-reopening fueled a rally in stocks that mitigated declines from the previous nine months.
Also in 2022, international small-cap growth stocks underperformed value stocks. This divergence was most prevalent in the information technology sector, as more richly valued software and services names were pummeled. Amid economic uncertainty and higher interest rates, more defensive large caps outperformed small caps. During the majority of the year, high profitability growth companies we favored provided less of a shield as they declined along with other growth stocks. This trend reversed in the fourth quarter when quality growth companies generated positive returns, following an inflation reversal in Europe.
As we enter 2023 in what continues to be an uncertain environment, we believe that capable management teams in higher quality businesses will be better able to navigate this period of unique disruption. We are somewhat more optimistic about circumstances in Europe than we were mid-year 2022. Natural gas prices underlying much higher electricity prices for most of 2022 have retreated to pre-Ukraine war levels, providing relief for European consumers. The European Central Bank is not raising rates as aggressively as is the U.S. Federal Reserve. In most of Europe excluding the U.K., labor shortages and wage pressures have not been as salient a factor in driving inflation as in the United States. Multi-year labor bargaining agreements helped dampen inflationary pressures. We are also hopeful that China’s reversal on its COVID policy will trigger an acceleration of GDP after the first quarter. German exports, for example, have typically benefited from a vibrant Chinese economy. We recognize that Russia’s war on Ukraine continues to weigh on the macro environment and poses an exogenous risk to the markets.
The Fund’s notable detractors during the period
•	Parade Technologies Ltd. is a fabless semiconductor company offering high-speed interface and display systems used in computers, consumer electronics, and display panels. In 2022, the company was negatively impacted as the semiconductor industry entered a downturn driven by a destocking in personal computers. Parade is a leader in technology and has consistently retained the largest market share in the display segment. We believe that it will be able to replicate that success in high-speed applications relating to servers, driven by structural growth of high-performance computing.
•	Dechra Pharmaceuticals PLC is a U.K.- based company that is involved in the development and marketing of veterinary products. During the period, investors had concerns over generic competition mostly because of two competing Indian manufacturers, Cronos Pharma and Felix Generics, that are more aggressively pursuing animal pharma markets in the United States. We believe these concerns are exaggerated. Most of Dechra’s generics portfolio addresses relatively niche markets. These small markets will likely prove to be uneconomical for new generic entrants which do not enjoy the scale benefits of a large group like Dechra.
•	Hypoport provides technology platforms that support the German credit, real estate and insurance industries through EUROSPACE, the largest B2B marketplace for loan products in Germany. 2022 saw large shifts in Germany’s property market, as prices fell amid higher interest rates. Beyond the challenges of higher mortgage rates, banks have been
Wanger International | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
tightening lending conditions as they have become more risk-cognizant on real estate loans. However, the company remains fundamentally sound and continues to gain market share, which we believe should enable strong growth even in a higher interest rate environment.
The Fund’s notable contributors during the period
•	Munters Group is a Swedish company that provides stand-alone dehumidification and air treatment solutions to the food, pharma, agriculture, and electronics industries. Munters has consistently won large de-humidification contracts, causing it to report several quarters of consecutive record order book increases. Its energy-saving cooling solutions for data centers and de-humidification equipment for EV lithium-ion battery plants are in high demand. We are watching carefully if the company can overcome recent supply chain challenges to meet its target profitability level.
•	Corporación Inmobiliaria Vesta SAB de CV is a real estate owner, developer and asset administrator of industrial buildings and distribution centers in Mexico. Vesta’s competitive advantage is in anticipating demand given its proximity to customers. The company outperformed in 2022 as it benefited from an acceleration in nearshoring (outsourcing to a neighboring country or region) demand. This, coupled with relatively limited supply due to high construction costs, led to a surge in leasing spreads. We believe that Vesta will continue to benefit from a favorable supply-demand environment.
•	Aruhi Corp. is a financial institution headquartered in Japan that is a leader in offering fixed-rate mortgage loans to households in Japan. The stock received an enormous boost after the announcement of its acquisition by SBI Holdings, a financial group in Japan. The acquisition was for a 48.4% stake in Aruhi and offered tendering shareholders a large premium.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger International | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2022 — December 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,023.40	1,019.00	6.14	6.12	1.21
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger International | Annual Report 2022	7

Portfolio of Investments
December 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Australia 7.4%
Bapcor Ltd.	586,254	2,569,040
carsales.com Ltd.	277,693	3,907,847
IDP Education Ltd.	481,122	8,866,710
Johns Lyng Group Ltd.	706,249	2,969,396
Pro Medicus Ltd.	121,668	4,547,419
Total		22,860,412
Brazil 1.0%
TOTVS SA	580,416	3,036,335
Canada 2.7%
Altus Group Ltd.	93,373	3,726,645
Osisko Gold Royalties Ltd.	393,121	4,738,356
Total		8,465,001
China 1.1%
Silergy Corp.	251,000	3,545,354
Denmark 3.0%
ALK-Abello A/S(a)	386,686	5,393,907
Netcompany Group AS(a)	87,641	3,729,328
Total		9,123,235
Finland 1.7%
Valmet OYJ	197,837	5,340,550
France 1.5%
Robertet SA	5,178	4,637,277
Germany 7.2%
Amadeus Fire AG	8,240	1,016,977
Eckert & Ziegler Strahlen- und Medizintechnik AG	90,362	4,465,923
Hypoport SE(a)	16,205	1,681,947
Jenoptik AG	134,939	3,670,111
Nemetschek SE	72,912	3,727,725
Washtec AG	207,154	7,655,700
Total		22,218,383
Italy 3.8%
Amplifon SpA	170,790	5,099,753
Carel Industries SpA	233,001	5,861,681
GVS SpA(a)	164,075	712,910
Total		11,674,344
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 15.3%
Avant Group Corp.	975,300	10,052,039
CyberAgent, Inc.	317,700	2,828,415
Daiseki Co., Ltd.	278,480	9,558,329
Fuso Chemical Co., Ltd.	134,600	3,451,874
Hoshizaki Corp.	196,600	6,912,856
NSD Co., Ltd.	107,900	1,864,733
Seiren Co., Ltd.	122,800	2,250,908
Simplex Holdings, Inc.	243,200	3,842,893
Solasto Corp.	1,208,200	6,608,266
Total		47,370,313
Mexico 2.1%
Corporación Inmobiliaria Vesta SAB de CV	2,673,962	6,336,878
Netherlands 4.0%
Argenx SE, ADR(a)	8,335	3,157,548
BE Semiconductor Industries NV	24,910	1,518,039
IMCD NV	54,764	7,833,529
Total		12,509,116
New Zealand 2.0%
Fisher & Paykel Healthcare Corp., Ltd.	436,692	6,248,228
South Korea 4.2%
Jeisys Medical, Inc.	550,461	3,727,781
KEPCO Plant Service & Engineering Co., Ltd.(a)	55,325	1,452,379
Koh Young Technology, Inc.(a)	237,818	2,412,606
Korea Investment Holdings Co., Ltd.(a)	124,837	5,297,861
Total		12,890,627
Sweden 9.4%
AddTech AB, B Shares	564,542	8,059,506
Dometic Group AB	276,738	1,790,335
Dustin Group AB(a)	463,188	1,835,536
Munters Group AB	703,578	6,936,391
Sectra AB, Class B(a)	636,180	9,096,810
Sweco AB, Class B	140,549	1,347,784
Total		29,066,362
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger International | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 5.0%
Belimo Holding AG, Registered Shares	17,391	8,296,863
Inficon Holding AG	5,653	4,949,813
Kardex Energy AG	13,078	2,147,162
Total		15,393,838
Taiwan 5.6%
Parade Technologies Ltd.	201,000	5,036,510
Sinbon Electronics Co., Ltd.	513,000	4,582,660
Universal Vision Biotechnology Co., Ltd.	205,800	1,997,634
Voltronic Power Technology Corp.	114,495	5,744,410
Total		17,361,214
United Kingdom 18.0%
Abcam PLC, ADR(a)	306,835	4,774,352
Auto Trader Group PLC	748,811	4,663,112
Dechra Pharmaceuticals PLC	259,317	8,173,624
Diploma PLC	204,319	6,868,728
Genus PLC	170,353	6,115,442
Intermediate Capital Group PLC	522,707	7,217,111
Porvair PLC	810,678	6,037,226
Rightmove PLC	1,392,016	8,611,624
Common Stocks (continued)
Issuer	Shares	Value ($)
Safestore Holdings PLC	267,167	3,046,612
Total		55,507,831
United States 2.6%
Inter Parfums, Inc.	84,496	8,155,554
Vietnam 1.3%
Asia Commercial Bank JSC(a)	1,912,375	1,774,897
FPT Corp.	698,540	2,275,401
Total		4,050,298
Total Common Stocks (Cost $285,265,742)		305,791,150

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.318%(b),(c)	3,494,963	3,493,914
Total Money Market Funds (Cost $3,492,993)		3,493,914
Total Investments in Securities (Cost $288,758,735)		309,285,064
Other Assets & Liabilities, Net		(75,821)
Net Assets		$309,209,243

At December 31, 2022, securities and/or cash totaling $56,730 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Emerging Markets Index	26	03/2023	USD	1,247,220	—	(21,923)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.318%
	3,341,553	77,366,143	(77,214,771)	989	3,493,914	(121)	98,730	3,494,963
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2022	9

Portfolio of Investments  (continued)
December 31, 2022
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Investment Manager’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
In connection with Rule 2a-5 under the Investment Company Act of 1940, as amended, which became effective September 8, 2022, the Board of Trustees has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its Valuation Committee (the Committee) to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the valuation policies and procedures approved by the Board of Trustees (the Policies).
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the Investment Manager believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Investment Manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	22,860,412	—	22,860,412
Brazil	3,036,335	—	—	3,036,335
Canada	8,465,001	—	—	8,465,001
China	—	3,545,354	—	3,545,354
Denmark	—	9,123,235	—	9,123,235
Finland	—	5,340,550	—	5,340,550
France	—	4,637,277	—	4,637,277
Germany	—	22,218,383	—	22,218,383
Italy	—	11,674,344	—	11,674,344
Japan	—	47,370,313	—	47,370,313
Mexico	6,336,878	—	—	6,336,878
Netherlands	3,157,548	9,351,568	—	12,509,116
New Zealand	—	6,248,228	—	6,248,228
South Korea	—	12,890,627	—	12,890,627
Sweden	—	29,066,362	—	29,066,362
Switzerland	—	15,393,838	—	15,393,838
Taiwan	—	17,361,214	—	17,361,214
United Kingdom	4,774,352	50,733,479	—	55,507,831
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2022

Portfolio of Investments  (continued)
December 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United States	8,155,554	—	—	8,155,554
Vietnam	—	4,050,298	—	4,050,298
Total Common Stocks	33,925,668	271,865,482	—	305,791,150
Money Market Funds	3,493,914	—	—	3,493,914
Total Investments in Securities	37,419,582	271,865,482	—	309,285,064
Investments in Derivatives
Liability
Futures Contracts	(21,923)	—	—	(21,923)
Total	37,397,659	271,865,482	—	309,263,141
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2022	11

Statement of Assets and Liabilities
December 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $285,265,742)	$305,791,150
Affiliated issuers (cost $3,492,993)	3,493,914
Cash	8,423
Foreign currency (cost $236,357)	242,035
Margin deposits on:
Futures contracts	56,730
Receivable for:
Investments sold	169,894
Capital shares sold	35,377
Dividends	762,760
Foreign tax reclaims	761,346
Prepaid expenses	9,527
Total assets	311,331,156
Liabilities
Payable for:
Investments purchased	11,866
Capital shares purchased	1,729,349
Variation margin for futures contracts	19,890
Investment advisory fee	8,499
Service fees	47,856
Administration fees	430
Trustees’ fees(a)	230,907
Compensation of chief compliance officer	870
Other expenses	72,246
Total liabilities	2,121,913
Net assets applicable to outstanding capital stock	$309,209,243
Represented by
Paid in capital	301,941,120
Total distributable earnings (loss)	7,268,123
Total - representing net assets applicable to outstanding capital stock	$309,209,243
Shares outstanding	17,693,939
Net asset value per share	17.48

(a)	Includes Trustees’ fees deferred as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations of $229,754. Prior to January 1, 2022, the Trustees’ deferred fees were presented separately.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2022

Statement of Operations
Year Ended December 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$6,854,754
Dividends — affiliated issuers	98,730
Income from securities lending — net	51,200
European Union tax reclaim	350,795
Foreign taxes withheld	(707,361)
Total income	6,648,118
Expenses:
Investment advisory fee	3,369,053
Service fees	378,102
Administration fees	171,934
Trustees’ fees(a)	(25,239)
Custodian fees	85,292
Printing and postage fees	54,054
Audit fees	65,630
Legal fees	62,542
Compensation of chief compliance officer	1,740
Other	30,562
Total expenses	4,193,670
Net investment income	2,454,448
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,589,968)
Investments — affiliated issuers	(121)
Foreign currency translations	(113,620)
Futures contracts	(1,114,656)
Net realized loss	(11,818,365)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(155,798,873)
Investments — affiliated issuers	989
Foreign currency translations	(26,245)
Futures contracts	(21,923)
Net change in unrealized appreciation (depreciation)	(155,846,052)
Net realized and unrealized loss	(167,664,417)
Net decrease in net assets resulting from operations	$(165,209,969)

(a)	Includes Trustees’ fees deferred during the current period as well as any gains or (losses) on the Trustees’ deferred compensation balances as a result of market fluctuations of $(62,836).
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$2,454,448	$310,528
Net realized gain (loss)	(11,818,365)	66,068,938
Net change in unrealized appreciation (depreciation)	(155,846,052)	17,206,777
Net increase (decrease) in net assets resulting from operations	(165,209,969)	83,586,243
Distributions to shareholders
Net investment income and net realized gains	(65,112,945)	(10,102,706)
Total distributions to shareholders	(65,112,945)	(10,102,706)
Increase (decrease) in net assets from capital stock activity	46,788,818	(48,551,559)
Total increase (decrease) in net assets	(183,534,096)	24,931,978
Net assets at beginning of year	492,743,339	467,811,361
Net assets at end of year	$309,209,243	$492,743,339

	Year Ended		Year Ended
	December 31, 2022		December 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	772,674	15,474,342	183,809	5,554,342
Distributions reinvested	3,465,298	65,112,945	329,784	10,102,706
Redemptions	(1,649,271)	(33,798,469)	(2,096,249)	(64,208,607)
Total net increase (decrease)	2,588,701	46,788,818	(1,582,656)	(48,551,559)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2022

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$32.62	$28.03	$26.00	$22.20	$30.84
Income from investment operations:
Net investment income	0.15(a)	0.02	0.07	0.24	0.29
Net realized and unrealized gain (loss)	(10.88)	5.21	3.31	6.08	(4.93)
Total from investment operations	(10.73)	5.23	3.38	6.32	(4.64)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.48)	(0.20)	(0.60)
Net realized gains	(4.19)	(0.47)	(0.87)	(2.32)	(3.40)
Total distributions to shareholders	(4.41)	(0.64)	(1.35)	(2.52)	(4.00)
Net asset value, end of period	$17.48	$32.62	$28.03	$26.00	$22.20
Total return	(33.84%)	18.81%	14.36%	29.99%(b)	(17.70%)(b)
Ratios to average net assets
Total gross expenses(c)	1.22%(d)	1.20%	1.25%	1.23%	1.19%
Total net expenses(c)	1.22%(d)	1.20%	1.25%	1.20%	1.13%
Net investment income	0.71%	0.06%	0.34%	1.01%	1.03%
Supplemental data
Portfolio turnover	31%	36%	60%	42%	47%
Net assets, end of period (in thousands)	$309,209	$492,743	$467,811	$475,562	$426,359

Notes to Financial Highlights
(a)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.02%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2022	15

Notes to Financial Statements
December 31, 2022
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures approved by the Board of Trustees. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process approved by the Board of Trustees, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
16	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Wanger International | Annual Report 2022	17

Notes to Financial Statements  (continued)
December 31, 2022
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2022, the Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily operations. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
18	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2022:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	21,923*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(1,114,656)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(21,923)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,580,065

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2022.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks and or other institutional borrowers of securities that the Funds’ securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2022, is included in the Statement of Operations.
The Fund had no outstanding loan balances as of December 31, 2022.
Wanger International | Annual Report 2022	19

Notes to Financial Statements  (continued)
December 31, 2022
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
20	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2022, the effective investment advisory fee rate was 0.98% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2022, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Wanger International | Annual Report 2022	21

Notes to Financial Statements  (continued)
December 31, 2022
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Trustees’ fees" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due to the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Other expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2023, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), do not exceed the annual rate of 1.23% of the Fund’s average daily net assets. This agreement is an extension of the arrangement that was previously in place through April 30, 2022. It may not be modified or terminated, without approval from the Fund’s Board of Trustees and CWAM. There is no guarantee that this agreement will continue after April 30, 2023.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December, 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation, net operating loss reclassification, excess distributions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
22	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,123,143	45,622	(2,168,765)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2022			Year Ended December 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,477,694	48,635,251	65,112,945	2,689,209	7,413,497	10,102,706
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(11,635,410)	19,151,315
At December 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
290,111,826	53,978,942	(34,827,627)	19,151,315
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(9,175,545)	(2,459,865)	(11,635,410)	—
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Wanger International | Annual Report 2022	23

Notes to Financial Statements  (continued)
December 31, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $107,955,289 and $124,514,692, respectively, for the year ended December 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2022.
Note 8. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
24	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, whether in the public or private sector, significant debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
Wanger International | Annual Report 2022	25

Notes to Financial Statements  (continued)
December 31, 2022
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At December 31, 2022, one unaffiliated shareholder of record owned 19.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 57.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
26	Wanger International | Annual Report 2022

Notes to Financial Statements  (continued)
December 31, 2022
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Wanger International | Annual Report 2022	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2023
We have served as the auditor of one or more investment companies in the Wanger Advisors Trust since 2004.
28	Wanger International | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2022.
Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.59%	$649,114	$0.04	$6,677,805	$0.38
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
The Fund (or fund in which the Fund invests) has received a refund of foreign taxes previously reported and passed through in prior years (a “foreign tax redetermination”). Shareholders who claimed foreign tax credits with respect to such foreign taxes previously reported in prior years may also have a foreign tax redetermination and may need to file amended tax returns to account for such taxes refunded to the Fund. The amount of tax refunded, and years to which the tax relates, are available on the Taxes & Distributions page of columbiathreadneedleus.com/investor/, along with certain other information about the refunded tax. See your tax advisor. The amounts reported in the table above have not been reduced for any foreign tax redeterminations.
 Board of Trustees and Management of Wanger
Advisors Trust
(Unaudited)
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, 25th Floor, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, 25th Floor
Chicago, IL 60606
800.922.6769
Wanger International | Annual Report 2022	29

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 74	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	9	None.
Margaret M. Eisen, 69	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	9	Chair, RMB Investors Trust (6 series).
John C. Heaton, 63	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	9	None.
Dianne F. Lob, 68	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	9	None.
Charles R. Phillips, 66	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	9	None.
David J. Rudis, 69, Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	9	None.
Trustee Emeritus
Name and age at December 31, 2022	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 88 (2)	1970 (3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	9	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Columbia Acorn Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.
(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.
30	Wanger International | Annual Report 2022

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Daniel Beckman, 61	Co-President and Principal Executive Officer	2021	Vice President, Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; Trustee, President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021; Board of Governors, CWAM since January 2022; Director, Ameriprise Trust Company since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018.
Joseph Beranek, 57	Assistant Treasurer	2022	Vice President - Mutual Fund Accounting and Financial Reporting, Columbia Management, since December 2018 and March 2017, respectively (previously Vice President - Pricing and Corporate Actions, May 2010-March 2017); Treasurer and Chief Accounting Officer of Columbia Funds since 2019.
James Chapman, 52	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2018; partner, TDKY Advisors, September 2017-July 2018; portfolio manager and analyst, GMO LLC, November 2009-June 2017.
Michael G. Clarke, 52	Treasurer and Principal Accounting and Financial Officer	2004	Senior Vice President - Head of Global Operations since February 2022, Vice President - Co-Head of Global Operations from June 2019 to January 2022, Vice President - Mutual Fund Accounting & Administration Services, Columbia Management from May 2010 to May 2019; Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002.
John L. Emerson, 47	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2003.
Tae Han (Simon) Kim, 42	Vice President	2018	Director of International Research, CWAM since 2020; portfolio manager and/or analyst, CWAM since 2011.
Stephen Kusmierczak, 55	Co-President	2011	Internaional Team Head, CWAM since 2020; portfolio manager and/or analyst, CWAM or its predecessors since 2001; President, Columbia Acorn Trust and Wanger Advisors Trust, April 2021-July 2022 and Co-President, Columbia Acorn Trust and Wanger Advisors Trust, September 2020-April 2021; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2011 - 2020.
Joseph C. LaPalm, 52	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 51	Assistant Secretary and Chief Legal Officer	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); Senior Vice President and Chief Legal Officer since 2017, and Secretary, Columbia Funds since 2015; officer of Columbia Funds and affiliated funds since 2005.
Erika K. Maschmeyer, 41	Vice President	2020	Director of Research (U.S.), CWAM since April 2021; portfolio manager and/or analyst, CWAM since 2016.
Thomas P. McGuire, 49	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, September 2010-September 2020.
Sebastien Pigeon, 50	Vice President	2021	Portfolio manager and/or analyst, CWAM since 2015.
Marybeth Pilat, 53	Assistant Treasurer	2022	Vice President - Product Pricing and Administration, Columbia Management since May 2017; Director - Fund Administration, Calvert Investments, August 2015-March 2017.
Wanger International | Annual Report 2022	31

Board of Trustees and Management of Wanger
Advisors Trust  (continued)
(Unaudited)
Fund officers  (continued)
Name and age at December 31, 2022	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Julian Quero, 55	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 47	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015.
Hans F. Stege, 38	Vice President	2020	Portfolio manager and/or analyst, CWAM since 2017; prior thereto, analyst, Copia Capital.
Zoe Tan, 37	Vice President	2021	Portfolio manager and/or analyst, CWAM, since 2018; senior analyst, Driehaus Capital Management, January 2014-June 2017.
Linda Roth, 52	Secretary	2006	Business support analyst, CWAM since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.
32	Wanger International | Annual Report 2022

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Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses and/or summary prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2023 Columbia Management Investment Advisers, LLC.
ANN7062_12_B01_(02/23)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's prin cipal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Maureen Culhane and Dianne Lob, members of the registrant's Board of Trustees and Audit Committee, qualify as audit committee financial experts. Ms. Culhane and Ms. Lob are independent trustees, as defined in paragraph (a)(2) of this item's instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed f or the three series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2022 and December 31,

2021 are approximately as follows:

2022	2021
$88,500	$88,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2022 and 2021, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2022 and December 31, 2021, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$49,300	$0

Tax Fees incurred in both fiscal years 2022 and 2021 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2022 and December 31, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2022 and December 31, 2021 are as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$535,000	$520,000

In both fiscal years 2022 and 2021, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 are approximately as follows:

2022	2021
$584,300	$520,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, Co-President and Principal Executive Officer

Date	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, Co-President and Principal Executive Officer

Date	February 22, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Principal Accounting
and Financial Officer

Date	February 22, 2023